Exhibit 99.3

BY-LAWS

OF

BNS HOLDING, INC.

SECTION 1.

CERTIFICATE OF INCORPORATION

The name and the nature of the business or purposes of the corporation shall be as set forth in its Certificate of Incorporation. These By-Laws shall be subject to all requirements and provisions of law applicable to the corporation and to all requirements and provisions of the Certificate of Incorporation. In these By-Laws, references to the Certificate of Incorporation mean the provisions of the Certificate of Incorporation (as that term is defined in the General Corporation Law of Delaware) of the corporation as from time to time in effect, and reference to these By-Laws or to any requirement or provision of law means these By-Laws or such requirement or provision of law as from time to time in effect.

SECTION 2.

STOCKHOLDERS

2.1. ANNUAL MEETING. The annual meeting of stockholders shall be held at 10 o’clock in the forenoon on the fourth Thursday of April in each year, unless that day be a legal holiday at the place where the meeting is to be held, in which case the meeting shall be held at the same hour on the next succeeding day which is not a Saturday or Sunday and is not a legal holiday, or at such other date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which they shall elect a Board of Directors and transact such other business as may be required by law or by these By-Laws or as may be specified by the Chief Executive Officer or by a majority of the directors then in office or by vote of the Board of Directors and of which notice was given in the notice of the meeting.

If the annual meeting for election for directors is not held on the date designated therefor, the directors shall cause the meeting to be held as soon thereafter as convenient.

2.2. SPECIAL MEETINGS. A special meeting of the stockholders may be called at any time by the Chairman or by the President or by a majority of the Directors then in office or by vote of the Board of Directors. Any such call shall state the time, place and purposes of the meeting.

2.3. PLACE OF MEETINGS. All meetings of the stockholders shall be held at the principal office of the corporation in the Town of North Kingstown, Rhode Island or at such other place within the United States as shall be designated by the Chief Executive Officer or by a majority of the directors then in office or by vote of the Board of Directors. Any adjourned session of any meeting of the stockholders shall be held at the place designated in the vote of adjournment.

2.4. NOTICE OF MEETINGS. Except as otherwise provided by law and subject to Section 6 hereof, a written or printed notice of each meeting of stockholders, stating the place, date and hour and the purpose or purposes of the meeting, shall be given not less than ten nor more than sixty days before the meeting to each stockholder entitled to vote thereat, and to each stockholder who, by law, by the Certificate of Incorporation or by these By-Laws is entitled to notice by leaving such notice with him or at his residence or usual place of business or by depositing such notice in the Unites States mail, postage pre-paid, addressed to such stockholder at his address as it appears on the records of the corporation. Such notice shall be given by the Secretary or an Assistant Secretary or by an officer designated by the Board of Directors. If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at the meeting at which the adjournment is taken, except that if the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting and to each stockholder who, by law, by the Certificate of Incorporation or by these By-Laws is entitled to notice thereof, in the same manner as would the original notice of any meeting be given.

2.4.1. CONDUCT OF MEETINGS. The officer of the corporation presiding at any meeting of stockholders shall have sole and conclusive responsibility for controlling the conduct of all meetings of stockholders, and shall in his best judgment conclusively determine whether any item is business entitled to be presented to the meeting, the order in which any such business shall come before the meeting, the stockholders entitled to address the meeting or to ask questions from the floor (and he may impose reasonable restrictions on such addresses or questions) and shall determine all other matters of procedure. The presiding officer may impose reasonable restrictions on any persons other than stockholders of record or their duly appointed proxies who may attend the meeting, and may deny admittance of any person to the meeting other than stockholders of record or their duly appointed proxies who in his judgment has disrupted any meeting of stockholders in the past, or is likely to disrupt the meeting to which such person seeks admittance. He may eject or cause to be ejected from the meeting any person, whether or not a stockholder of record or duly appointed proxy, who is disruptive and may use such reasonable force and take such other security measures as he considers reasonable.

2.5. VOTING AND PROXIES. Subject to the provisions of the Certificate of Incorporation and to Section 7 of these By-Laws, each stockholder of record shall at every meeting of the stockholders be entitled to one vote for each share of the capital stock held by him on any matter as to which he is entitled to vote. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy, but no proxy shall be voted or acted upon after three years from its date, unless said proxy provides for a longer period. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held, and persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the corporation he shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent said stock and vote thereon.

If the shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary of the corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

(1) If only one votes, his act binds all;

(2) If more than one vote, the act of the majority so voting binds all;

(3) If more than one vote, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or any person voting the shares, or a beneficiary, if any, may apply to the Court of Chancery of the State of Delaware or such other Court as may have jurisdiction to appoint an additional person to act with the persons so voting the shares, which shall then be voted as determined by a majority of such persons and the person appointed by the Court. If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even split for the purposes of these By-Laws shall be a majority or even-split in interest.

In case of the death, bankruptcy, minority or mental incapacity of any stockholder the person entitled to transfer his shares shall be entitled to vote in respect of such shares, and if there shall be more than one such person, the right to vote shall be the same as if the shares stood of record in the names of two or more persons, as provided above. A vote given in accordance with a proxy shall be valid notwithstanding the previous death of the stockholder or revocation of the proxy unless information in writing of the death or revocation shall have been previously received by the Secretary of the corporation. Shares of the capital stock of the corporation belonging to the corporation shall not be voted upon, directly or indirectly, provided, however, that this sentence shall not be construed as limiting the right of the corporation to vote stock held by it in a fiduciary capacity.

2.6. LIST OF STOCKHOLDERS. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open, at the place where said meeting is to be held or at such other place in the city where such meeting is to be held as may be specified in the notice of the meeting, for a period of at least ten days, for the examination of any stockholder, for any purpose germane to the meeting, and during ordinary business hours, and shall be produced and kept at the time and place of the meeting during the whole time thereof, and subject to the inspection of any stockholder who may be present. The stock ledger shall be the only evidence as to who are stockholders entitled to examine the stock ledger or such list, or to vote in person or by proxy at such meeting, or, subject to the provisions of Section 9 of these By-Laws, to inspect the accounts or books of the corporation.

2.7. QUORUM OF STOCKHOLDERS. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, at any meeting of the stockholders a quorum as to any matter shall consist of a majority of the votes entitled to be cast on the matter, except that where a separate vote by a class or classes or series thereof is required by law, the Certificate of Incorporation or these By-Laws a majority of the votes entitled to be cast by such class or classes (or series thereof) shall constitute a quorum with respect to that matter. Any stock of the corporation belonging to the corporation at the time of any record date for meeting or any adjourned session thereof shall neither be entitled to vote nor counted for quorum purposes; provided, however, that this sentence shall not be construed as limiting the right of the corporation to vote its own stock held by it in a fiduciary capacity. Any meeting may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present.

2.8. JUDGES OF ELECTION. Whenever a vote is taken at a meeting of stockholders the proxies and ballots, if any, shall be received and taken charge of and all questions relating to the qualification of votes and the validity of proxies and ballots and the acceptance and rejection of proxies, ballots and votes shall be decided by two Judges of Election. Such Judges of Election shall be appointed by the Board of Directors before or at the meeting of stockholders, and if no such appointment shall have been made, then by the stockholders at the meeting. If for any reason either the Judges of Election previously appointed shall fail to attend or refuse or be unable to serve, a Judge of Election in place-of any so failing to attend or refusing or unable to serve shall be appointed either by vote of directors or by the stockholders at the meeting.

2.9. ACTION BY VOTE. When a quorum is present at any meeting, a plurality of the votes properly cast for election to any office shall elect to such office, and a majority of the votes properly cast upon any question other than an election to an office shall decide the question, except when a larger vote is required by law, by the Certificate of Incorporation or by these By-Laws.

SECTION 3.

BOARD OF DIRECTORS

3.1. NUMBER. Except as otherwise provided in Section 3.2 below, there shall be a Board of Directors composed of such number of directors, not less than six nor more than ten as may from time to time be fixed by the stockholders or by the directors and elected as provided by law and by these By-Laws. Within the foregoing limits, the number of directors maybe increased to any number permitted by law at any time or from time to time by the stockholders or by the directors. The number of directors may be decreased to any number permitted by the foregoing item at any time either by the stockholders or by the directors, but only upon the expiration of the term of office of any director or to eliminate vacancies existing by reason of the death, resignation or removal of one or more directors provided that any such decrease shall not be inconsistent with the terms of that certain Shareholders Agreement to be entered into by the Corporation in connection with the Closing under that certain Acquisition Agreement dated as of June 10, 1994 between the Corporation and Finmeccanica S.p.A.

3.2. CLASSIFICATION OF DIRECTORS. Commencing with the election of directors at the 1969 Annual Meeting of stockholders, the Board of Directors shall be divided into three classes, each class subject to the provisions of this Section and Section 3.4 to hold office for three years.

At the annual meeting of stockholders in 1969 the total number of directors fixed as provided in Section 3.1 shall be divided by three and three classes shall be designated for convenience the 1970 Directors, the 1971 Directors and the 1972 Directors, and nominations of directors shall designate the class for which nominated. The persons elected by the stockholders as provided by law and these By-Laws as 1970 Directors shall hold office until the 1970 annual meeting of stockholders, those elected as the 1971 Directors until the 1971 annual meeting of stockholders and those elected as the 1972 Directors until the 1972 annual meeting of stockholders, and, at each of such meetings their respective successors shall be elected for three year terms. If at any annual meeting the number of directors is increased or decreased as provided in Section 3.1, the number of directors in each class elected at such annual meeting shall, subject to the provisions of the following paragraphs of this Section 3.2, be increased or decreased by one-third of the amount of such increase or decrease, as the case may be.

Any director elected to fill a vacancy caused by death, resignation or removal shall be elected for a term which shall coincide with the term of the class of the vacant directorship. Any director elected to fill an additional directorship resulting from an increase in the number of directors shall be elected to the class of directors having the least number of directorships; provided, however, that if there is more than one class having the least number of directorships such additional director shall be elected to such of such classes the term of which class continues until the Annual Meeting of Stockholders closest to three years from the date of increase; and provided, further, that if each class has an equal number of directorships such additional director shall be elected to the class the term of which class continues until the next Annual Meeting of Stockholders. References herein to an annual meeting include any special meeting later held in lieu thereof.

3.3. POWERS OF BOARD OF DIRECTORS. No director need be a stockholder. Except as otherwise specified in these By-Laws, references in these By-Laws to a majority of the directors then in office shall mean such a majority but in any case not less than one-third of the whole board nor less than two directors. The business and affairs of the corporation shall be managed by the Board of Directors. In addition to the powers expressly conferred on the Board of Directors by these By-Laws and by the Certificate of Incorporation, the Board of Directors may exercise all the powers of the corporation except such as are expressly conferred upon the stockholders by law, or by the Certificate of Incorporation or by these By-Laws.

3.4. TENURE. Each director shall hold office for the terms specified in Section 3.1 and 3.2 and until his successor is elected and qualified (unless there is no successor as a result of a decrease in the number of directors in accordance with Sections 3.1 and 3.2) or until his earlier resignation, removal or death.

3.5. VACANCIES. Vacancies (including the entire remaining term and any vacancy occurring by reason of the failure to elect directors to the number fixed pursuant to Section 3.1) and any newly created directorships resulting from any increase in the authorized number of directors, may be filled by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. When one or more directors shall resign from the board, effective at a future date, a majority of the directors then in office shall have power to fill such vacancy or vacancies, the vote or action by writing thereon to take effect when such resignation or resignations shall become effective.

3.6. COMMITTEES. The Board of Directors may, by resolution adopted by a majority of the whole board, (a) designate, change the membership of or terminate the existence of any committee or committees, including the Executive Committee, each committee to consist of two or more of the directors; (b) designate one or more directors as alternate members of any such committee, including the Executive Committee, who may replace any absent or disqualified member at any meeting of the committee; and (c) determine the extent to which each such committee, including the Executive Committee, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation, including the power to authorize the seal of the corporation to be affixed to all papers which may require it, except that the Executive Committee, which shall consist of not less than two or more than five of the directors elected from and by the Board of Directors and shall include the Chief Executive Officer, who shall be chairman of the committee, shall have and may exercise, when the Board of Directors is not in session, all the powers of the Board of Directors in the management of the business and the affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it, except as may be from time to time otherwise specifically reserved by the Board of Directors to itself by resolution adopted by majority of the whole board. In the absence or disqualification of any member of any committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at any meeting in the place of any such absent or disqualified member. Except as the directors may otherwise determine, any committee may make rules for the conduct of its business.

3.7. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without call or notice at such places (within or without the State of Delaware or the United States) and at such times as the board may from time to time determine, provided that notice of the first regular meeting following any such determination shall be given to absent directors. A regular meeting of the directors may be held without call or notice immediately after and at the same place as the annual meeting of the stockholders.

3.8. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board or by two or more directors and may be held at any time and at any place (within or without the State of Delaware or the United States) designated in the call of the meeting, reasonable notice thereof being given to each director by the Secretary or an Assistant Secretary or by the officers or one of the directors calling the meeting.

3.9. NOTICE. It shall be sufficient notice to a director to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting addressed to him at his usual or last known business or residence address or to give notice to him in person or by telephone at least twenty-four hours before the meeting. Notice of a meeting need not be given to any director who waives notice as provided in Section 6. Notice of a meeting need not specify the purposes of the meeting.

3.10. QUORUM. Except as may be otherwise provided by law, by the Certificate of Incorporation or these By-Laws, at any meeting of the directors, a majority of the directors then in office shall constitute a quorum; a quorum shall not in any case be less than one-third of the total number of directors nor less than two directors. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

3.11. ACTION BY VOTE. Except as may be otherwise provided by law, by the Certificate of Incorporation or these By-Laws, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

3.12. EMERGENCY PROVISIONS. During the existence of an emergency a meeting of the Board of Directors or a committee thereof may be called by any officers or directors by giving notice to such directors and officers as it may be feasible to reach at the time and by such means as may be feasible, the directors in attendance, but not less than two, shall constitute a quorum and officers or other persons designated on a list approved by the Board of Directors before the emergency shall, to the extent required to provide a quorum, be deemed directors for such meeting. An emergency for purposes of these By-Laws shall include any emergency resulting from an attack on the United States or on a locality in which the corporation conducts its business or customarily holds meetings of the Board of Directors or the stockholders, or during any nuclear or atomic disaster, or during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors thereof cannot readily be convened for action. Nothing in this Section 3.12 shall be exclusive of any other provisions for emergency powers which may be from time to time adopted by the corporation.

3.13. ACTION BY WRITING. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the board or of any such committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of the proceedings of the board or of such committee.

3.14. NOMINATION OF DIRECTORS.

(a) Eligibility to Make Nominations. Nominations of candidates for election as directors at any meeting of stockholders called for election of directors (sometimes referred to as an “Election Meeting”) may be made by the board or a committee of the board or by any stockholder entitled to vote for such director at such Election Meeting in accordance with this Section 3.14.

(b) Procedure for Nominations by the board. Nominations by the board shall be made not fewer than 30 days prior to the date of an Election Meeting. At the request of the Secretary, each proposed nominee shall provide the corporation with such information concerning himself as is required under the rules of the Securities and Exchange Commission to be included in the corporation’s proxy statement soliciting proxies for the election of such nominee as a director and such other information considered appropriate by the board or the Secretary.

(c) Procedure for Nominations by Stockholders. Any stockholder who intends to make a nomination at such Election Meeting shall deliver a written notice to the Secretary, stating his intention to make such nomination, not later than (i) with respect to an election to be held at an annual meeting of stockholders, sixty days prior to the anniversary date of the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. The notice shall set forth (i) the name, age, business address and residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of capital stock of the corporation which are beneficially owned by each such nominee, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, and (v) such other information concerning each such nominee as would be required, under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies for the election of such nominee as a director. Such notice shall include a signed consent of each such nominee to serve as a director of the corporation, if elected. Such nominee shall also upon request promptly provide the corporation with such other information considered appropriate by the board or the Secretary.

(d) Substitution of Nominee. In the event that a person is validly designated as a nominee in accordance with Subsection (b) or (c) of this Section 3.14, and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee upon delivery not fewer than five days prior to the date of an Election Meeting of a written notice to the Secretary setting forth such information regarding such substitute nominee as would have been required to be delivered to the Secretary pursuant to Subsection (b) or (c) of this Section 3.14 as the case may be, had such substitute nominee been initially proposed as a nominee. Such notice shall include a signed consent of each substitute nominee to serve as a director of the corporation, if elected.

(e) Petition in Support of Nomination. Nominations of persons for election as directors, other than nominations submitted on behalf of the incumbent Board of Directors, must be accompanied by a petition in support of such nominations signed by at least 100 record holders of shares of capital stock of the corporation entitled to vote in the elections of such director, holding in the aggregate not less that 1% of the voting power of the shares of capital stock of the corporation entitled to vote in the elections of such director outstanding as of the date such petition is submitted.

(f) Compliance with Procedures. If the presiding officer at the Election Meeting determines that a nomination of any candidate for election as a director was not made in accordance with the applicable provisions of this Section 3.14 he shall refuse to acknowledge such nomination and such nomination shall be void, provided, however, that nothing in this Section 3.14 shall be deemed to limit any class voting rights (if any) upon the occurrence of dividend arrearages provided to holders of preferred stock pursuant to a preferred stock designation.

SECTION 4.

OFFICERS AND AGENTS

4.1. ENUMERATION; QUALIFICATION: The officers of the corporation shall be: a President, a Vice President-Finance, a Treasurer, a Secretary, and such other officers, if any, as the Board of Directors may in its discretion elect or choose, including but not limited to a Chairman of the Board, one or more other Vice Presidents (which may have such designations as are fixed by the Board of Directors), and a Controller. The corporation may also have such agents, if any, as the Board of Directors may in its discretion choose. If the office of an any officer become vacant, the Board of Directors may elect or choose a successor. Any officer may be required by the directors to give bond for the faithful performance of his duties to the corporation in such amount and with such sureties as the directors may determine. No officer need be a stockholder.

4.2. POWERS. Subject to law, each officer shall have, in addition to the duties and powers set forth in these By-Laws, and subject to these By-Laws, such duties and powers as are commonly incident to his office and such duties and powers as the Board of Directors may from time to time designate.

4.3. ELECTION. The officers may be elected or chosen by the Board of Directors at their first meeting following the annual meeting of the stockholders or at any other time, and a vacancy in any office may be filled by the Board of Directors at any time. Any two offices, other than that of a principal office and an assistant in the same office, may be held by the same person.

4.4. TENURE. Each officer shall hold office until the first meeting of the Board of Directors following the next annual meeting of the stockholders and until his successor is chosen and qualified, unless a shorter period shall have been specified by the terms of his election or appointment, or until he sooner dies, resigns, is removed or becomes disqualified. Each agent shall retain his authority at the pleasure of the Board of Directors.

4.5. CHAIRMAN OF THE BOARD; PRESIDENT, VICE PRESIDENT-FINANCE; OTHER VICE PRESIDENTS. The Chairman of the Board, if one is elected, or the President (if no Chairman is elected) shall, except as otherwise voted by the Board of Directors, preside at all meetings of the stockholders and all meetings of the Board of Directors at which he is present. The Chairman of the Board shall have such other duties appropriate to the Chairman of the Board as the Board of Directors shall from time to time designate. The President shall be the chief executive officer of the corporation and shall have the general direction, control and management of the business and affairs of the corporation, subject to the control of the Board of Directors and the Executive Committee, and shall have such other duties and powers as the Board of Directors shall from time to time designate. The President shall be the chief operating officer of the corporation except as otherwise voted by the Board.

The Vice President-Finance shall be the chief financial officer of the corporation and shall have such other duties and powers as may be designated from time to time by the Board of Directors or by the President.

Any other Vice Presidents shall have such duties and powers as shall be designated from time to time by the Board of Directors or by the President.

4.6. TREASURER AND ASSISTANT TREASURERS. The Treasurer shall be in charge of its funds, securities and valuable papers. He shall have such other duties and powers as may be designated from time to time by the Board of Directors. Any Assistant Treasurers shall have such duties and powers as shall be designated from time to time by the Treasurer.

4.7. CONTROLLER AND ASSISTANT CONTROLLERS. If a Controller is elected, he shall be the chief accounting officer of the corporation and shall be in charge of its books of account and accounting records and of its accounting procedures. He shall have such other duties and powers as may be designated from time to time by the Board of Directors.

Any Assistant Controllers shall have such duties and powers as shall be designated from time to time by the Controller.

4.8. SECRETARY AND ASSISTANT SECRETARIES. The Secretary shall record all the proceedings of the meetings of the stockholders, of the Board of Directors and of the Executive Committee of the Board of Directors, in the books kept for that purpose. In his absence from any such meeting an Assistant Secretary, or if there be none or he is absent, a temporary Secretary chosen at the meeting shall record the proceedings thereof.

The Secretary shall have custody of the corporation’s seal and shall be the custodian of all records of the corporation (including the stock ledger which may, however, be kept by any transfer agent or agents of the corporation). He shall have such other duties and powers as may be designated from time to time by the Board of Directors.

Any Assistant Secretaries shall have such duties and powers as shall be designated from time to time by the Secretary.

SECTION 5.

RESIGNATIONS AND REMOVALS

Any director or officer may resign at any time by delivering his resignation in writing to the President or the Secretary or to a meeting of the Board of Directors. Such resignation shall take effect at the time stated therein, or if no time be so stated then upon its delivery, and without in either case the necessity of its being accepted unless the resignation shall so state.

The Board of Directors may by resolution adopted by a majority of the whole board at any time remove from office any officer either with or without cause. The Board of Directors may at any time terminate or modify the authority of any agent.

No director or officer resigning, and (except where a right to receive compensation shall be expressly provided in a duly authorized written agreement) no director or officer removed, shall have any right to any compensation as such director or officer for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise.

SECTION 6.

WAIVER OF NOTICE

Whenever any notice is required to be given by law or under the provisions of the Certificate of Incorporation or of these By-Laws, a written waiver thereof, signed by the person or persons entitled to such notice, whether before or after the time stated therein or otherwise fixed for the meeting or other event for which notice is waived, shall be deemed equivalent to such notice. Neither the business to be transacted at, nor the purpose of, any meeting or such other event need be specified in any written waiver or notice, except to the extent otherwise required by law, the Certificate of Incorporation or these By-Laws.

SECTION 7.

TRANSFER OF SHARES OF STOCK AND RECORD DATE

7.1. TRANSFER ON BOOKS. The transfer of stock of the corporation and the certificates which represent the stock of the corporation shall be governed by the law of the Sate of Delaware. Except as may be otherwise required by law or by the provisions of Section 7.2 of these By-Laws, the corporation shall be entitled to treat the record holder of stock as shown on its stock ledger as the owner of such stock for all purposes until the shares have been properly transferred on the stock ledger of the corporation. It shall be the duty of every stockholder to notify the corporation of his mail address.

7.2. RECORD DATE. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no such record date is fixed by the board of directors, the record date for determining the stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, provided; however, that the board of directors may fix a new record date for the adjourned meeting. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such payment, exercise or other action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

SECTION 8.

STOCK CERTIFICATES

Every holder of stock in the corporation shall be entitled to have a certificate or certificates signed by, or in the name of the corporation, by the Chairman of the Board, the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation certifying the number of shares owned by him in such corporation. If such certificate is signed (1) by a transfer agent other than the corporation or its employee, or, (2) by a registrar other than the corporation or its employee, the signatures of the officers of the corporation and the corporate seal, if any, upon such certificate may be facsimiled, engraved or printed. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, whether because of death, resignation or otherwise, before such certificate is delivered by the corporation, such certificate may nevertheless be adopted by the corporation and be issued and delivered as though the person who signs such certificate or whose facsimile signature shall have been used thereupon had not ceased to be such officer of the corporation. Certificates of stock shall be in such form as shall, in conformity with law, be prescribed from time to time by the Board of Directors.

In the case of the alleged loss or destruction or the mutilation of a certificate of stock, a duplicate certificate may be issued in place thereof, upon such terms in conformity with law as the Board of Directors may prescribe.

SECTION 9.

INSPECTION OF ACCOUNTS AND BOOKS

No account or book of the corporation shall be open to the inspection of any stockholder (except as provided by the laws of Delaware) unless such inspection in any case shall have been authorized by a resolution of a majority of the entire Board of Directors who shall be the sole judges as to whether any such inspection shall be allowed and the stockholders’ rights in this respect are and shall be restricted and limited accordingly.

SECTION 10.

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

This corporation shall, to the maximum extent permitted from time to time under the law of the State of Delaware, indemnify and upon request shall advance expenses to any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was or has agreed to be a director or officer of this corporation or any direct or indirect subsidiaries of this corporation, or while such a director or officer is or was serving at the request of this corporation as a director, officer, partner, trustee, employee or agent of any corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorney’s fees and expenses), judgments, fines, penalties and amounts paid in settlement incurred in connection with the investigation, preparation to defend or defense of such action, suit, proceeding or claim; provided, however, that the foregoing shall not require this corporation to indemnify or advance expenses to any person in connection with any action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person. Such indemnification shall not be exclusive of other indemnification rights arising under any By-Law, agreement, vote of directors or stockholders or otherwise and shall inure to the benefit of the heirs and legal representatives of such person. Any person seeking indemnification under this Section 10 shall be deemed to have met the standard of conduct required for such indemnification unless the contrary shall be established.

SECTION 11.

CORPORATE SEAL

The seal of the corporation shall bear the name of the corporation, the year and state in which it was organized, and the trademark of the corporation, consisting of the representation of a machinist’s try-square over the blade of which are the letters B-S, all surrounded by the representation of the rim of a gear wheel. An impression of said seal shall be placed upon this record.

SECTION 12.

EXECUTION OF PAPERS

Except as the Board of Directors may generally or in particular cases authorize the execution thereof in some other manner, all deeds, leases, transfers, contracts, agreements, debentures, bonds, notes, checks, drafts and other obligations made, accepted or endorsed by the corporation shall be signed by the Chairman of the Board, or the President, or the Vice President-Finance or one of the other Vice Presidents or the Treasurer, and the signature of any such officer may be facsimile and in case any such officer who shall have signed, or whose facsimile signature shall have been used on any debenture, note or other document cease to be such officer of the corporation, whether because of death, resignation, or otherwise, before such debenture, note or other document shall have been delivered by the corporation, such debenture, note or other document may nevertheless be adopted by the corporation and be issued and delivered as through the person who signed such debenture, note or other document or whose facsimile signature shall have been used thereon had not ceased to be such officer and the delivery of any such debenture, note or other document shall be deemed the adoption thereof by the corporation.

SECTION 13.

FISCAL YEAR

Except as from time to time otherwise provided by the Board of Directors, the fiscal year of the corporation shall end on the last Saturday of each year.

SECTION 14.

AMENDMENTS

Except to the extent otherwise provided by law, these By-Laws may be made, altered amended or repealed by vote of three-quarters of the directors in office or by vote of the holders of two-thirds of the voting power of the outstanding stock entitled to vote in respect thereof, and any By-Laws, whether made, altered, amended or repealed by the stockholders or directors, may be altered, amended or reinstated, as the case may be, by either the stockholders or by the directors as here-in before provided.

Notwithstanding the foregoing provisions of this Section or any other section of these By-Laws, without the consent of the individual person who might be affected thereby, no new By-Law or alteration, amendment or repeal of Section 10 of these By-Laws or any other By-Law shall eliminate, reduce or adversely affect in any way the rights of a person who is or was or has agreed to be a director or officer of this Corporation or, at the request of this Corporation, of the other corporations or entities specified in Section 10 to be indemnified in respect of any action, non-action or other conduct taking place prior to the effective date of such new By-Law, alteration, amendment or repeal, whether or not the action, suit, proceeding or claim in respect of which indemnification may be sought pursuant to Section 10 is brought before or after the effective date of such new By-Law, alteration, amendment or repeal.